Exhibit 99.4

COMMUNICATIONS SYSTEMS, INC.

1990 EMPLOYEE STOCK PURCHASE PLAN

(As Amended Through March 28, 2011)

          1.          Establishment of Plan. Communications Systems, Inc. (hereinafter referred to as the “Company”) proposes to grant to certain employees of the Company the opportunity to purchase common stock of the Company. Such common stock shall be purchased pursuant to the plan herein set forth which shall be known as the “COMMUNICATIONS SYSTEMS, INC. 1990 EMPLOYEE STOCK PURCHASE PLAN” (hereinafter referred to as the “Plan”). The Company intends that the Plan shall qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with the requirements of said Section 423 and the regulations thereunder.

          2.          Purpose. The Plan is intended to encourage stock ownership by all eligible Employees of the Company and by eligible Employees of any Subsidiaries that adopt the Plan with the consent of the Company. The Plan is further intended to incent Employees to remain in employment, improve operations, increase profits, and contribute more significantly to the Company’s success.

          3.          Administration.

          (a)          The Plan shall be administered by a stock purchase committee (hereinafter referred to as the “Committee”) consisting of not less than three directors or employees of the Company, as designated by the Board of Directors of the Company (hereinafter referred to as the “Board of Directors”). The Board of Directors shall fill all vacancies in the Committee and may remove any member of the Committee at any time, with or without cause.

          (b)          Unless the Board of Directors limits the authority of the Committee, the Committee shall be vested with full authority to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan. The Committee may delegate ministerial duties to such of the Company’s employees, outside entities and outside professionals as the Committee so determines. For all purposes of this Plan other than the Plan’s Section 3(b), references to the Committee shall also refer to the Board of Directors.

          (c)          The Company shall pay all expenses of administering the Plan, other than costs associated with either any required tax withholding or the sale or other disposition of shares purchased under the Plan. No member of the Board of Directors of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

          4.          Duration and Phases of the Plan.

          (a)          The Plan will commence on July 1, 1990 and will terminate when all shares authorized for issuance under Section 10 of this Plan, as it may be amended from time to time, are issued or at such earlier date as shall be determined by the Company’s Board of Directors, except that any Phase commenced prior to such termination shall, if necessary, be allowed to continue beyond such termination until completion. Notwithstanding the foregoing, this Plan shall be considered of no force or effect and any options granted shall be considered null and void unless the holders of a majority of all the issued and outstanding shares of the common stock of the Company approve the Plan within twelve (12) months after the date of its adoption by the Board of Directors; and, further, any amendment of this Plan to increase the number of shares authorized for issuance under Section 10 of this Plan shall be considered of no force or effect and any options granted thereafter shall be considered null and void unless the holders of a majority of all the issued and outstanding shares of the common stock of the Company approve such amendment of the Plan within twelve (12) months after the date Section 10 is amended by the Board of Directors to increase the number of shares authorized for issuance.

          (b)          The Plan shall be carried out in one or more phases, each phase being for a period of one year or such other period of time as may be determined by the Board of Directors or Committee, provided that no phase shall be for a period of longer than twenty-seven (27) months (“Phases”). Phases may run concurrently or overlap with any other Phase. The existence and date of commencement of a Phase (the “Commencement Date”) shall be determined by the Committee and shall terminate on a date (the “Termination Date”) determined by the Committee consistent with the limitations specified above, provided that the commencement of the first Phase shall be within twelve (12) months before or after the date of approval of the Plan by the shareholders of the Company. In the event all of the stock reserved for grant of options hereunder is issued pursuant to the terms hereof prior to the commencement of one or more Phases scheduled by the Committee or the number of shares remaining is so small, in the opinion of the Committee, as to render administration of any succeeding Phase impracticable, such Phase or Phases shall be cancelled. Phases shall be numbered successively as Phase 1, Phase 2, Phase 3, etc.

          (c)          The Board of Directors may elect to accelerate the Termination Date of any Phase effective on the date specified by the Board of Directors in the event of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company. Subject to any required action by the shareholders, if the Company shall be involved in any merger or consolidation, in which it is not the surviving corporation, and if the Board of Directors does not accelerate the Termination Date of the Phase, each outstanding option shall pertain to and apply to the securities or other rights to which a holder of the number of shares subject to the option would have been entitled.

          (d)          A dissolution or liquidation of the Company shall cause each outstanding option to terminate, provided in such event that, immediately prior to such dissolution or liquidation, each Participant shall be repaid the payroll deductions credited to the Participant’s account without interest.

          5.           Eligibility. All Employees, as defined in Section 19 hereof, who are employed by the Company at least one day prior to the Commencement Date of a Phase shall be eligible to participate in such Phase. For any Phase, the Company may choose to further exclude one or more of the following categories of employees, so long as the exclusions are applied in an identical manner:

          (a)          Employees employed less than two years.

          (b)          Employees whose customary employment is 20 hours or less per week.

          (c)          Employees whose customary employment is not more than five months a calendar year.

          (d)          Highly compensated employees (as defined in Code Reg. § 1.423-2(e)).

          (e)          Employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) if the grant of the option is prohibited under the laws of such foreign jurisdiction, or if the compliance with the laws of the foreign jurisdiction would cause this Plan to violate Code § 423 and the regulations promulgated thereunder.

           6.          Participation.

          (a)          Participation in the Plan is voluntary. An eligible Employee may elect to participate in any Phase of the Plan, and thereby become a “Participant” in the Plan, by completing the Plan payroll deduction form provided by the Company and delivering it to the Company or its designated representative prior to the Commencement Date of that Phase.

          (b)          Once enrolled in the Plan, a Participant will continue to participate in the Plan until he or she withdraws from the Plan pursuant to Section 9(a), or until contributions are discontinued under Section 8(a)(v)(A) or Section 9(e), or is no longer an eligible Employee pursuant to 9(f). A Participant who withdraws from the Plan pursuant to Section 9(a) or is no longer an eligible Employee pursuant to Section 9(f) may again become a Participant, if the Participant is then an eligible Employee, by proceeding as provided in Section 6(a) above, which shall be effective as of the next Commencement Date. A Participant whose payroll deductions were discontinued because of Section 8(a)(v)(A) will automatically resume participation at the Commencement Date of the next Phase of the Plan that ends in the next calendar year, if he or she is then an eligible Employee at the same level as in effect at the time of the suspension. A Participant whose payroll deductions were discontinued because of Section 9(e) may resume participation and payroll deductions on the Commencement Date of the next Phase after the Participant is again permitted to make deferrals under the Company’s deferred compensation plan, if he or she is then an eligible Employee, by proceeding as provided in Section 6(a) above.

           7.          Payroll Deductions.

          (a)          Upon enrollment, a Participant shall elect to make contributions to the Plan by payroll deductions in increments based on a dollar amount or percentage of Base Pay (rounded to whole dollar amounts and in amounts calculated to be as uniform as practicable throughout the period of the Phase), in the aggregate amount not in excess of 10% of such Participant’s Base Pay for the term of the Phase, as determined according to Section 19 hereof, nor in excess of the limit specified in Section 8(a)(v)(A) below. Payroll deductions for a Participant shall commence on the first payday after the Commencement Date of the Phase and shall terminate on the last payday immediately prior to or coinciding with the Termination Date of that Phase unless sooner terminated by the Participant as provided in Section 9 hereof. Except for payroll deductions, a Participant may not make any separate cash payments into the Participant’s account under the Plan. The minimum authorized payroll deduction is $10 per payroll period.

          (b)          In the event that the Participant’s compensation for any pay period is terminated or reduced from the compensation rate for such a period as of the Commencement Date of the Phase for any reason so that the amount actually withheld on behalf of the Participant as of the Termination Date of the Phase is less than the amount anticipated to be withheld over the Phase year as determined on the Commencement Date of the Phase, then the extent to which the Participant may exercise the Participant’s option shall be based on the amount actually withheld on the Participant’s behalf. In the event of a change in the pay period of any Participant, such as from bi-weekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to ensure the deduction of the proper amount authorized by the Participant.

          (c)          A Participant may withdraw from participation in the Phase and terminate the Participant’s payroll deduction authorized at such times as determined by the Committee and shall have the rights provided in Section 9. No Participant shall be entitled to increase or decrease the amount to be deducted during a Phase after the Commencement Date of that Phase.

          (d)          All payroll deductions made for Participants shall be credited to their respective accounts under the Plan.

          (e)          Except for his right to discontinue participation in the Plan as provided in Paragraph 9, no Participant shall be entitled to increase or decrease the amount to be deducted in a given phase after the Commencement Date.

           8.           Options.

          (a)          Grant of Option.

(i)

A Participant who is employed by the Company as of the Commencement Date of a Phase shall be granted an option as of such date to purchase a number of full shares of Company common stock to be determined by dividing the total amount to be credited to that Participant’s account under Section 7 hereof by the applicable option price set forth in Section 8(a)(ii)(A) or (B) hereof, subject to the limitations of Sections 8(a)(v)(A), 8(a)(v)(B), 8(a)(v)(C) and 10 hereof.

(ii)

Prior to the commencement of a Phase, the Board or Committee shall determine the option price for shares of common stock to be purchased during that Phase as a percentage of the fair market value of such shares of common stock on the Termination Date of the Phase, which percentage shall not be less than:

	A.	For the period beginning on and after April 1, 2011, but subject to shareholder approval, eighty-five percent (85%) of such fair market value.

	B.	For the period beginning on December 1, 2006 and prior to April 1, 2011, ninety-five percent (95%) of such fair market value.

(iii)	The fair market value of shares of common stock of the Company shall be determined by the Committee for each valuation date in a manner acceptable under Section 423, Internal Revenue Code of 1986.

(iv)

All Employees granted options pursuant to the Plan shall have the same rights and privileges, except as may be provided for in this Plan and pursuant to Treas. Reg. § 1.423-2(f). The Committee may impose uniform additional conditions and restrictions not inconsistent with Section 423 with respect to all options granted during a phase, including but not limited to restrictions on the hold and resale of shares received upon exercise of the option.

(v)	Anything herein to the contrary notwithstanding, no Employee shall be granted an option hereunder:

A.

Which permits the Participant’s rights to purchase shares of stock under all employee stock purchase plans of the Company, its Subsidiaries or its parent, if any, to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In the case of shares purchased during a Phase that commenced in the current calendar year, the limit shall be equal to $25,000 minus the Fair Market Value of the shares that the Participant previously purchased in the current calendar year under the Plan and all other employee stock purchase plans of the Company. In the case of shares purchased during a Phase that commenced in the immediately preceding calendar year, the limit shall be equal to $50,000 minus the Fair Market Value of the shares that the Participant previously purchased under this Plan and all other employee stock purchase plans of the Company in the current calendar year and in the immediately preceding calendar year. Any amounts that accrue in excess of this limit shall be immediately refunded at the end of the Phase, without interest.

B.

Which permits the Participant’s rights to purchase shares of stock under all employee stock purchase plans of the Company, its Subsidiaries or its parent, if any, that per Phase exceed the number of shares equal to $25,000 divided by the fair market value of the stock on the first day of the Phase.

C.

If immediately after the grant such Participant would own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or of any Subsidiary of the Company. For purposes of determining stock ownership under this Section, the rules of Section 424(d) of the Internal Revenue Code, as amended, shall apply.

(vi)

The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (b)          Exercise of Option.

(i)

Unless a Participant gives written notice to the Company pursuant to Section 8(b)(ii) or Section 9 prior to the Termination Date of a Phase, his option for the purchase of shares will be exercised automatically for the Participant as of such Termination Date for the purchase of the number of full shares of Company common stock which the accumulated payroll deductions in the Participant’s account at that time will purchase at the applicable option price set forth in Section 8(a)(ii), and subject to the limitations set forth in Sections 8(a)(v)(A), 8(a)(v)(B) and 10 hereof.

(ii)

A Participant may, by written notice to the Company at any time during the thirty (30) day period immediately preceding the Termination Date of a Phase, elect, effective as of the Termination Date of that Phase, to exercise his option for a specified number of full shares less than the maximum number which may be purchased under his option.

(iii)

As promptly as practicable after the Termination Date of any Phase, the Company will deliver to each Participant herein the common stock purchased upon the exercise of his option, together with a cash payment equal to the balance, if any, of his account which was not used for the purchase of common stock without interest.

(iv)

The Committee may appoint a registered broker dealer to act as agent for the Company in holding and performing ministerial duties in connection with the Plan, including, but not limited to, maintaining records of stock ownership by Participants and holding stock in its own name for the benefit of the Participants. No trust or escrow arrangement shall be expressed or implied by the exercise of such duties by the agent. A Participant may, at any time, request of the agent that any shares allocated to the Participant be registered in the name of the Participant, in which event the agent shall issue a certificate for the whole number of shares in the name of the Participant and shall deliver to the Participant any cash for fractional shares, based on the then fair market value of the shares on the date of issuance.

          9.           Withdrawal or Termination of Participation.

          (a)          A Participant may, at any time prior to the Termination Date of a Phase, withdraw all payroll deductions then credited to his account by giving written notice to the Company. Promptly upon receipt of such notice of withdrawal, all payroll deductions credited to the Participant’s account after March 31, 2011 will be paid to him without interest and no further payroll deductions will be made during that Phase. In such event, the option granted the Participant under that Phase of the Plan shall lapse immediately. Partial withdrawals of payroll deductions hereunder may not be made. Subject to Section 9(e) below, a Participant’s withdrawal will not have any effect upon the Participant’s eligibility to participate in any succeeding Phase of the Plan or in any similar plan that may hereafter be adopted by the Company.

          (b)          Notwithstanding the provisions of Section 9(a) above, if a Participant is obligated to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 (whether at the commencement of a Phase or during a Phase) then such a Participant shall not have the right to withdraw all or a portion of the accumulated deductions except in accordance with Section 9(c) and (d) below.

          (c)          In the event of the death of a Participant, the person or persons specified in Section 14 may give notice to the Company within sixty (60) days of the death of the Participant electing to purchase the number of full shares which the accumulated payroll deductions in the account of such deceased Participant will purchase at the option price specified in Section 8(a)(ii) and have the balance in the account distributed in cash without interest to the person or persons specified in Section 14. If no such notice is received by the Company within said sixty (60) days, the accumulated payroll deductions will be distributed in full in cash without interest to the person or persons specified in Section 14.

          (d)          Upon termination of Participant’s employment for any reason other than death of the Participant, the payroll deductions credited to his account without interest shall be returned to him.

          (e)          In the event the Participant’s participation is suspended under the Company’s deferred compensation plan as a result of receiving a hardship withdrawal, the Participant shall be immediately and automatically suspended from the Plan and all payroll deductions shall be discontinued and returned to the Participant, without interest. The Participant shall again participate in the Plan as provided in Section 6(b) above.

          (f)          In the event the Participant ceases to be an eligible Employee, although still employed by the Company, the Participant shall be deemed to have discontinued participation in the Plan and all payroll deductions shall be discontinued. Participant shall have the right to purchase the number of full shares, which the accumulated payroll deductions in his or her account as of the date the employee ceases to be an eligible Employee will purchase at the option price and time specified in Section 8 above. The balance remaining in Participant’s account after such purchase shall be distributed to Participant without interest.

          (g)          The Committee shall be entitled to make such rules, regulations and determination as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

(i)	Whether or not any such leave of absence shall constitute a termination of employment for purposes of the Plan; and

(ii)	The impact, of any, of any such leave of absence on options under the Plan theretofore granted to any Participant who takes such leave of absence.

          10.          Stock Reserved for Options. Five Hundred Thousand (500,000) shares of the Company’s $.05 par value common stock are reserved for issuance upon the exercise of options to be granted under the Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

          (b)          If the total number of shares of Company common stock for which options are to be granted for a given Phase as specified in Section 8 exceeds the number of shares then remaining available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding) and if the Committee does not elect to cancel such Phase pursuant to Section 4, the Committee shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as it shall consider practicable. In such event, the options to be granted and the payroll deductions to be made pursuant to the Plan which would otherwise be effected may, in the discretion of the Committee, be reduced accordingly. The Committee shall give written notice of such reduction to each Participant affected.

          (c)          The Participant (or a joint tenant named pursuant to Section 10(d) hereof) shall have no rights as a shareholder with respect to any shares subject to the Participant’s option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Section 12 hereof.

          (d)          The shares of Company common stock to be delivered to a Participant pursuant to the exercise of an option under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Committee prior to the Termination Date of that Phase of the Plan, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

          11.          Accounting and Use of Funds. Payroll deductions for each Participant shall be credited to an account established for him under the Plan. Such account shall be solely for bookkeeping purposes and no separate fund or trust shall be established hereunder and the Company shall not be obligated to segregate such funds. All funds from payroll deductions received or held by the Company under the Plan may be used, without limitation, for any corporate purpose by the Company.

          12.          Adjustment Provision. (a) Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company common stock resulting from a subdivision or consolidation of shares or the payment of a share dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

          (b)          In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

          (c)          To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code.

          (d)           Except as hereinbefore expressly provided in this Section 12, no Participant shall have any right by reason of any subdivision or consolidation of shares of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option.

          13.          Non-Transferability of Options.

          (a)          Options granted under any Phase of the Plan shall not be transferable except under the laws of descent and distribution and shall be exercisable only by the Participant during the Participant’s lifetime and after the Participant’s death only by the Participant’s beneficiary of the representative of the Participant’s estate as provided in Section 9(c) hereof.

          (b)          Neither payroll deductions credited to a Participant’s account, nor any rights with regard to the exercise of an option or to receive common stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Company may, at its option, treat such act as an election to withdraw funds in accordance with Section 9.

          14.          Designation of Beneficiary.

          (a)          A Participant may file a written (or if available electronic) designation of a beneficiary who is to receive any cash credited to the Participant’s account under any Phase of the Plan in the event of such Participant’s death prior to exercise of the Participant’s option pursuant to Section 8 hereof, or to exercise the Participant’s option and become entitled to any stock and/or cash upon such exercise in the event of the Participant’s death prior to exercise of the option pursuant to Section 8 hereof. The beneficiary designation may be changed by the Participant at any time by written notice (or if available electronic) to the Company.

          (b)          Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant’s death of a beneficiary validly designated under the Plan, the Company shall in the event of the Participant’s death under the circumstances described in Section 9(c) hereof, allow such beneficiary to exercise the Participant’s option pursuant to Section 9(c) if such beneficiary is living on the Termination Date of the Phase and deliver to such beneficiary the appropriate stock and/or cash after exercise of the option. In the event there is no validly designated beneficiary under the Plan who is living at the time of the Participant’s death under the circumstances described in Section 9(c) or in the event the option lapses, the Company shall deliver the cash credited to the account of the Participant without interest to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Company, it may, in its discretion, deliver such cash to the spouse (or, if no surviving spouse, to any one or more children of the Participant). If no spouse or child is known to the Company, then to such relatives of the Participant known to the Company as would be entitled to such amounts, under the laws of intestacy in the deceased Participant’s domicile as though named as the designated beneficiary hereunder. The Company will not be responsible for or be required to give effect to the disposition of any cash or stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provision of any law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of a Participant by whom the beneficiary has been designated, acquire any interest in any stock or in any option or in the cash credited to the Participant’s account under any Phase of the Plan.

          15.          Amendment and Termination. The Plan may be terminated at any time by the Board of Directors provided that, except as permitted in Section 4(c) with respect to an acceleration of the Termination Date of any Phase, no such termination will take effect with respect to any options then outstanding. Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code of 1986, as amended, or other applicable laws or regulations; provided, however, that no such amendment shall, without prior approval of the shareholders of the Company (1) increase the total number of shares for which options may be granted under the Plan (except as provided in Section 12 herein), (2) permit aggregate payroll deductions in excess of ten percent (10%) of a Participant’s compensation as of the Commencement Date of a Phase, or (3) impair any outstanding option.

          16.          Interest. For the period prior to April 1, 2011, interest payable on a Participant’s payroll deductions shall be determined by averaging the month-end balances in the Participant’s account for the period of his participation and computing interest thereon at the rate of three percent (3%) per annum or such higher rate as shall, from time to time, be determined by the Board of Directors.

          17.          Notices. All notices or other communications in connection with the Plan or any Phase thereof shall be in the form specified by the Committee and shall be deemed to have been duly given when received by the Participant or his designated personal representative or beneficiary or by the Company or its designated representative, as the case may be.

          18.          Participation of Subsidiaries. The Board of Directors may, by written resolution, authorize the employees of any of its Subsidiaries to participate hereunder. Effective as of the date of coverage of any such Subsidiary, any references herein to the “Company” shall be interpreted as referring to such Subsidiary as well as to Communications Systems, Inc.

          In the event that any Subsidiary which is covered under the Plan ceases to be a Subsidiary of Communications Systems, Inc., the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Section 9 hereof as of the date such Subsidiary ceases to be such a Subsidiary.

          19.          Definitions.

          (a)          “Subsidiary” shall include any corporation defined as a subsidiary of the Company in Section 424(f) of the Internal Revenue Code of 1986, as amended.

          (b)          “Employee” shall mean any employee, including an officer, of the Company who as of the first day of the month immediately preceding the Commencement Date of a Phase is customarily employed by the Company for more than fifteen (15) hours per week.

          (c)          “Base Pay” is the regular pay for employment for each employee as annualized for a twelve (12) month period, exclusive of overtime, commissions, bonuses, disability payments, shift differentials, incentives and other similar payments, determined as of the Commencement Date of each Phase. In determining Base Pay for any employee for a Phase, the Committee or its designee is authorized to use factors that it determines relevant, including aggregate salary, wages, commissions and bonuses for the prior fiscal year or years.

          20.          Miscellaneous.

          (a)          The Plan shall not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares of stock under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an Employee’s employment at any time.

          (b)          The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of such Employee.

          (c)          As a condition of the obligations of the Company under this Plan, each Participant must, no later than the date as of which any part of the value of an option under this Plan first becomes includable as compensation in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such value. The Company or any Subsidiary, to the extent permitted by law, may deduct any such taxes from any payment of any kind otherwise due to the Participant. If the Committee permits, a Participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements under this Section by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the Participant, or (ii) delivering (including by attestation) to the Company from shares of stock already owned by the Participant, that number of shares having an aggregate fair market value equal to part or all of the tax payable by the Participant under the this Section, and in the event shares of stock are withheld, the amount withheld will not exceed the minimum required federal, state and FICA withholding amount. Any such election will be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

          (d)          The law of the State of Minnesota will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

          (e)          The offering of the shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with, the offering or the issue or purchase of the shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

          (f)          It is intended that the Plan and any option granted under the Plan made to a person subject to Section 16 of the Securities Exchange Act of 1934 meet all requirements of Rule 16b-3. If any provisions of the Plan or any option granted under the Plan would disqualify the Plan or such option, or would otherwise not comply with Rule 16b-3, such provision or option shall be construed or deemed amended to conform to Rule 16b-3.

          (g)          Notwithstanding any provision in this Plan to the contrary, payroll deduction elections and cancellations or amendments thereto, withdrawals decisions, beneficiary designations, and any other decision or election by a Participant under this Plan may be accomplished by electronic or telephonic means, which includes but is not limited to the Internet, and which are not otherwise prohibited by law and which are in accordance with procedures and/or systems approved or arranged by the Employer or its delegates.

Adopted by Board of Directors: February 15, 1990
Approved by the shareholders May 1990
Amended May 1995 to increase authorized shares to 200,000
Amended May 1998 to increase authorized shares to 300,000
Amended May 2002 to increase authorized shares to 400,000
Amended October 27, 2004 to modify definition of “Base Pay” in Section 19(c)

Amended effective August 1, 2005 to (i) authorize the Board and Committee establish a Phase for a period other than one year (Section 4(b)) and (ii) increase the option price to 95% of fair market value at the Termination Date (Section 8(a)(ii))

Amended December 30, 2008 to increase authorized shares to 500,000

Amended March 28, 2011 to (i) eliminate interest on withdrawn deferrals; (ii) provide discretion to the Committee to establish the option price for a Phase at not less than 85% of fair market value on the Termination Date and (iii) comply with new tax regulations and other administrative changes